                                                                   Exhibit 10.80



                            SHAREHOLDERS AGREEMENT
                                     among
                                 Medarex Inc.

                         GenPharm International, Inc.

            Bankforeningernes Erhvervsudviklingsforening BankInvest
                            Biomedicinsk Udvikling

                  BI Asset Management Fondsmgalerselskab A/S

                                     *****


____________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                   S H A R E H O L D E R S A G R E E M E N T


This Shareholders Agreement (the "Agreement") is made as of February 25, 1999 by and among


                                  Medarex, Inc.
                               1545 Route 22 East
                                  P.O. Box 953
                                    Annandale
                                  NJ 08801-0953
                                       USA
        a corporation organised under the laws of the State of New Jersey


                          GenPharm International, Inc.
                                 2350 Qume Drive
                                    San Jose
                                    CA 95131
                                       USA
        a corporation organised under the laws of the State of California
                                  ("GenPharm")

             Bankforeningernes Erhvervsudviklingsforening BankInvest
                             Biomedicinsk Udvikling
                                 33 Toldbodgade
                              DK-1022 Copenhagen K
                                     Denmark
        an association organised under the laws of the Kingdom of Denmark
                                 ("BankInvest")


                   BI Asset Management Fondsmaglerselskab A/S
                                 33 Toldbodgade
                              DK-1022 Copenhagen K
                                     Denmark
      a limited company organised under the laws of the Kingdom of Denmark
                                    ("BIAM")

                                      *****

  (each referred to as a "Party" and collectively referred to as the "Parties")

with respect to the shares of GFKJUS 519 ApS under change of name to Genmab ApS, a Danish private limited company organised under the laws of the Kingdom of Denmark and registered in the Danish Commerce and Companies Agency under registration no. ApS 248.498 (the "Company"),

WHEREAS

A. GenPharm, which is a wholly owned subsidiary of Medarex, and Medarex (GenPharm and Medarex together "Medarex") are the proprietary holders of certain US patents, technology and know-how and GenPharm and Medarex have on the even date hereof entered into a licence agreement (named Evaluation and Commercialization Agreement) by and between GenPharm and Medarex as licensor and the Company as licensee (the "Licence Agreement") granting the Company a licence to utilise the proprietary rights for the purposes stipulated in the Licence Agreement; the Licence Agreement is attached hereto as EXHIBIT 1;

B. the Parties agree that the licence granted by GenPharm and Medarex under the Licence Agreement has an estimated value of ***** with an additional ***** per target valuation added when Genmab exercises its options for each of ***** additional targets;

C. BankInvest wishes to participate in the improvement and development of the technology granted under the Licence Agreement;

D. Medarex and BankInvest have accordingly agreed to create a joint venture which shall be carried out through the Company for the purposes referred to in recital A and otherwise for the purposes and on the terms set out in this Agreement;

E. the Company shall be capitalised by non-capital contribution by GenPharm/Medarex of the Licence Agreement and by an initial aggregate contribution in cash of ***** by BankInvest;

F. once contribution by GenPharm/Medarex of the License Agreement and by BankInvest of ***** in cash have been completed, *****

G. at any time prior to the expiration of ninety (90) days from the date of this Agreement, *****. The Parties including the third party investors are hereinafter sometimes collectively referred to herein as the "Shareholders".


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

1.0  Interpretation
---  --------------------

1.1 Unless the context requires otherwise, words reporting in the singular shall include the plural and vice versa.

1.2 In the event of any ambiguity or conflict arising between a clause of this Agreement and any schedule, the former shall prevail.

1.3 The headings used throughout this Agreement are inserted for reference purposes only and are not to be considered or taken into account in construing the terms and provisions of any paragraph nor to be deemed in any way to qualify, modify or explain the effects of any such provisions or terms.

1.4 Unless the context requires otherwise, a reference herein to any clause or schedules is a reference to a clause or a schedule contained in or annexed to this Agreement.

1.5 Reference herein to any statute or statutory provision includes a reference to that statute or statutory provision as from time to time amended, extended or re-enacted.

2.0  The Company
---  -----------

2.1  The name of the Company shall be Genmab ApS.

2.2 The nominal share capital of the Company amounts to DKK 125,000 (Danish Kroner one hundred and twenty-five thousand 00/100), which share capital has been registered and fully paid up. The Company is currently a wholly owned subsidiary of Medarex.

2.3 The Company was purchased by Medarex as a pre-registered Company on 13 November 1998 and had as such not engaged in any activities until the purchase. Since Medarex' purchase of the Company, the Company has not engaged in any activities other than preparatory activities relating to the joint venture operations contemplated by this Agreement.

2.4 *****. The current articles of association are attached as EXHIBIT 3 to this Agreement and a compiled summary issued by the Danish Commerce and Companies Agency on 11 December 1998 is attached as EXHIBIT 4.
                                                         ---------

2.5 The objectives of the Company are to engage in medical research, production and sale of medical products as well as other business related thereto in the opinion of the general meeting.


3.0  Capitalisation of the Company and Subscription of Shares
---  --------------------------------------------------------

3.1 The shares of the Company shall be divided into three share classes: A , B and C. The class A and class B shares shall have special rights in case of winding up of the Company as described in clause 4.5 and the Class B shares shall have special rights upon increase of the share capital as described in clause 4.4. The shares of Medarex shall belong to class A. The shares of the Investors shall belong to class B. Class C is the ordinary class of shares and the shares of the Key Employees shall belong to this class.

     Save the special rights in case of winding up of the Company and upon increase of the Company's share capital, the class A shares, the class B shares and the class C shares shall have equal rights in the Company. All shares shall carry equal voting rights. The shares shall be non-negotiable and shall be noted by name in the Company's share ledger.

3.2 Prior to signing of this Agreement, the nominal DKK 125,000 shares currently held by Medarex shall be divided into class A, B and C of which nominal ***** shall belong to class A, nominal ***** shall belong to class B and nominal ***** shares shall belong to class C.

     Upon the execution and delivery of this Agreement, Medarex shall sell nominal ***** shares of class B shares to BIAM, nominal ***** shares of class B shares to BankInvest and nominal ***** shares of class C shares to the Key Employees. The shareholdings of each Key Employee shall be as agreed
____________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     in EXHIBIT 5 hereto. *****. Once such sale of shares has been completed, the shareholdings of the Parties shall be as follows:


     Medarex                      *****                  *****
     BankInvest                   *****                  *****
     Key Employees                *****                  *****
     BIAM                         *****                  *****
                                  *****                  *****

3.3 Immediately following the completion of the sale of shares as described in clause 3.2, the Company shall be capitalised by non-capital contribution from Medarex (and its subsidiary GenPharm) of the Licence Agreement and by capital contribution by BankInvest of *****. The contribution shall be made against subscription of new shares and the contribution of ***** shall entitle each contributor to nominal ***** shares equivalent to a subscription price of ***** per share of nominal ***** (for an average subscription price of ***** per share of nominal *****, based on a total of ***** shares issued to each of BankInvest and Medarex). The subscription by Medarex shall be in new class A shares against contribution of the Licence Agreement valued by Ernst & Young to ***** in their valuation report of February 25, 1999. BankInvest shall subscribe nominal ***** new class B shares by an initial contribution of ***** in cash (for an average subscription price of ***** per share of nominal *****, based on a total of ***** shares issued). Once the subscription of new shares has been effected, the Parties shareholdings in the Company shall be as follows

     Medarex                      *****                  *****
                                  *****                  *****
                                  *****                  *****
                                  *****                  *****
                                  *****                  *****

3.4  *****.

3.5 In addition to the initial distribution of the share capital of the Company as set forth in Clause 3.3 above, upon exercise by the Company of its option under the License Agreement to receive licenses to up to ***** additional targets, Medarex shall receive for each such licensed target *****. 1.1

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4.0  The Shares of the Company
---  -------------------------

41.  Restriction on Transfer of Shareholders' Shares; First Offer

     (i) No Shareholder shall sell, assign or otherwise transfer any of its shares except as permitted by this Agreement.

     (ii) Except as set forth herein, if any Shareholder (the "Selling Shareholder") proposes to offer and sell any of its shares (other than any sale of such shares as part of a proposed registered public offering), it shall offer such shares (the "Offered Shares") (i) firstly to the other Shareholders holding shares within the same class as the Offered Shares (ii) secondly to the Shareholders of class A (if the Offered Shares belong to class B or class C) or class B (if the Offered Shares belong to class A or represent remaining class C shares not purchased by class C or class A shareholders) and (iii) thirdly to the Shareholders holding class C shares, pursuant to a written notice (the "Transfer Notice") specifying the number of Offered Shares and the proposed price and terms of sale. No Shareholder shall give such a Transfer Notice unless such Shareholder has obtained a bona fide written offer to purchase the Offered Shares from an unaffiliated third party at arms-length. The Selling Shareholder shall attach to the Transfer Notice a true copy of the written offer setting forth all the terms of the proposed purchase, including the names and address of the purchaser or purchasers and the written agreement of such purchaser or purchasers that they will be bound by the terms and conditions of this Agreement. The other Shareholders shall have the prior right to purchase all (but not less than all) of the Offered Shares at such price and upon such terms. In such instance, the Shareholders shall have thirty (30) days to exercise their right of first offer. If more than one Shareholder desires to purchase the Offered Shares, the shares shall be purchased in accordance with the aforementioned ranking of the pre-emptive rights. If two or more Shareholders whose pre-emptive rights are ranking equally desires to purchase the Offered Shares, each Shareholder within the same ranking desiring to purchase such Offered Shares ("Accepting Shareholder") shall have the right to purchase its proportionate share of the Offered Shares. For purposes of the Agreement, "proportionate share" shall mean a fraction the numerator of which shall be the number of shares owned by the Accepting Shareholder and the denominator of which shall be the number of shares owned by all the Accepting Shareholders. If the other Shareholders fail to exercise their right of first offer, then the Selling Shareholders will be free to offer and sell the Offered Shares for a period of three (3) months upon the terms and conditions specified in the Transfer Notice or on negotiated terms which are less favourable to the offeree(s) than the terms and conditions set forth in such Transfer Notice. The completion of such offer and sale or the failure to complete such offer and sale of such shares within such three (3) months, or any change in the terms and conditions of the proposed offer and sale set forth in the Transfer Notice which is more favourable to the offeree(s) of the Offered Shares, shall retrigger the right of first offer of the other Shareholders requiring a new Transfer Notice to the other Shareholders, recommencing the relevant time periods, with respect to any further sale of the Offered Shares by the Selling Shareholders (including the sale of the Offered Shares pursuant to such revised, favourable terms). Payment for the Offered Shares shall be made in the manner provided in clause 4.2. Whether or not the Offered Shares are purchased as hereinabove provided, they shall remain subject to the provisions of this Agreement.

   (iii) The provisions of clause 4.1 (i) and (ii) shall not apply to any proposed transfer of shares by a Shareholder to a Related Party, provided that any such transferee shall first become a party to this Agreement and agree to become bound by the provisions hereof. For the purpose of this Agreement "Related Party" shall mean any corporation or other entity which is directly or indirectly controlling, controlled by or under the common control with a shareholder. The term "control" shall mean the direct or indirect ownership of fifty percent (50%) or more of the outstanding shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

   (iv) In addition, the foregoing provisions of clause 4.1 (i) and (ii) shall not apply in the event Medarex and the Investors shall agree to sell all of their shares to an unrelated third party (an "Acquisition"). In such event, the remaining Shareholders hereby agree to sell all of their shares to such unrelated third party in the Acquisition for the same consideration and upon the same terms and conditions as received by Medarex and the Investors in the Acquisition.

   (v) In the event that Medarex and the Investors shall agree to sell or otherwise transfer a "controlling interest" in the Company (a "Change of Control"), to an unrelated third party, the remaining Shareholders shall have the right to have their shares purchased by such unrelated third party for the same consideration and upon the same terms and conditions as received by Medarex and the Investors ( the "Put Option"). Any such unrelated third party by agreeing to purchase such controlling interest hereby agrees to purchase the shares of any remaining Shareholder who exercises such Put Option. For the purposes of this clause 4.1(v) the term "controlling interest" shall mean the direct or indirect ownership of fifty-one percent (51%) of the outstanding shares or other voting rights to elect directors as of the date of any transaction which results in a Change of Control. The foregoing provisions of clause 4.1 (i) and (ii) shall not apply to the sale of shares by a Shareholder pursuant to the exercise of the Put Option.

   (vi) Anything herein to the contrary notwithstanding, any proposed transfer of shares by a Shareholder in violation of the provisions of this clause 4.1 or of any applicable law then in effect shall be null and void and the Company shall not record any such transfer in its share ledger records.

4.2 Exercise of Option by Shareholder

     If any Shareholder exercises its right to purchase shares pursuant to the provisions of 4.1(i) above, payment therefor and delivery of such shares shall be made in the following manner:

     (i) Within seven (7) days after the purchaser exercises his right to purchase, the Selling Shareholder shall give to the purchaser not less than five (5) days nor more than ten (10) days' notice by registered mail of his or its intention to deposit the share certificates representing the shares to be sold with counsel mutually agreeable to purchaser and the Selling Shareholder (or in the absence of such agreement with the Company's then general legal counsel, acting as escrow agent (the "Escrow Agent"). The Selling Shareholder shall specify also the time and place of the contemplated deposit and the purchase price to be paid for the shares by the purchaser.

     (ii) The Selling Shareholder shall deposit the share certificates representing the shares to be sold with the Escrow Agent at the time and place specified in such notice. The share certificates shall be duly endorsed in blank for transfer, and shall be accompanied by all other documents necessary for an effective transfer. The Selling Shareholder shall deposit with the Escrow Agent sufficient funds to pay for any transfer stamps or tax. Upon receipt of the share certificates from the Selling Shareholder, the Escrow Agent shall send written notice thereof to the purchaser.

    (iii) Within thirty (30) days after the deposit of the share certificates by the Selling Shareholder with the Escrow Agent, the purchaser shall deposit cash with the Escrow Agent in an amount equal in value to the purchase price of such shares as provided in clause 4.1(i) .

    (iv) The Escrow Agent shall upon receipt of the deposit of the purchase sum notify the Selling Shareholder of the deposit, whereupon the Selling Shareholder within seven (7) days shall request the Company to make a note of the transfer in the Company's share ledger. The Company shall forward a certified copy of the Company's share ledger with the note of transfer to the Escrow Agent and the Selling Shareholder.

    (v) Upon receipt by the Escrow Agent of a certified copy of the Company's share ledger containing a duly registration of the transfer, the Escrow Agent shall deliver all such share certificates to the purchaser with all necessary tax transfer stamps thereon duly affixed and canceled, as well as other documents received with respect to the transfer of such shares. Simultaneously therewith, the Escrow Agent shall pay over the purchase price to the Selling Shareholder.

    (vi) The fees and all other expenses of the Escrow Agent shall be paid one-half by the Selling Shareholder and one-half by the purchaser.

    (vii) Until the delivery of the share certificates to the purchaser and the payment of the purchase price to the Selling Shareholder, the -Purchaser shall be deemed the owner of such shares and shall be entitled to all of the rights of a shareholder of such shares including, but not limited to, the right to vote such shares at all meetings of shareholders and the right to receive any dividends declared and paid with respect to such shares.

   (viii) The Company agrees that it will not at any time permit any transfer to be made on its books or records of the certificates representing shares of the Company owned by any of the Shareholders unless such transfer is made pursuant to and is in accordance with the terms and conditions of this Agreement.

4.3       Restriction on Assignment of Shares
---       -----------------------------------

          None of the Parties shall in any way assign, transfer or have their shares transferred in any way other than by transfer of ownership in accordance with the terms of this Agreement including by pledge, charge, lien, restriction, creditors proceedings or otherwise.

4.4       *****
---

4.4.1     *****.

4.4.2     *****.

4.4.3     *****.


4.5       Winding Up of the Company

4.5.1     *****.

4.5.2     *****.

4.5.3     *****.

4.5.4     *****.

4.5.5 The Shareholders owning at least ***** of the total share capital shall have the right, at any time, to claim that a Liquidation Event has occurred and is continuing and may demand that the Company be liquidated (a "Liquidation Demand"). Such Shareholders shall notify the Board of Directors and each Shareholder of such Liquidation Demand. If the holders of ***** or more of the share capital determine that a Liquidating Event shall not have occurred, then the Company shall not be liquidated

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          and shall continue its operations in accordance with the terms of this Agreement. If the holders of less than *****, but more than *****, of the share capital determine that no Liquidating Event shall have occurred then the determination of whether a Liquidating Event exists shall be submitted to arbitration pursuant to the provisions of clause
          17.2 below with the burden of proof resting with the Shareholders making such Liquidation Demand. If the arbitrators determine that a Liquidating Event shall have occurred then the Company shall be liquidated in accordance with the provisions of clauses 4.5.1, 4.5.3 and 4.5.4 above, otherwise the Company shall continue its operations in accordance with the terms of this Agreement.

4.6       Warrants


4.6.1 The board of directors is hereby authorised to issue warrants to new employees, directors and consultants for nominal DKK for the purchase of up to ***** class C shares on terms and conditions as shall be determined by the board. The authorisation shall be implemented in the Company's articles of association.

4.7       Termination of Employment

4.7.1 If a Key Employee's employment with the Company is terminated prior to 1 January 2000, the Key Employee shall sell seventy-five percent (75%) of his shares to the other Shareholders in accordance with clause 4.1 hereof. If employment is terminated on or after 1 January 2000 but prior to 1 January 2001, the Key Employee shall sell fifty percent (50%) of his shares to the other Shareholders. If employment is terminated on or after 1 January 2001 but prior to 1 January 2003 the Key Employee shall sell twenty-five percent (25%) of his shares to the other Shareholders. After 1 January 2003 the Key Employee shall not be obligated to sell any of his shares to the other Shareholders.

4.7.2 The purchase price for the shares sold according to clause 4.7.1. shall be the nominal value per share paid by such Key Employee pursuant to clause 3.2 hereof.

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4.7.3     *****.

4.8       Warning of Third Party

4.8.1 The Parties acknowledge and agree that a note of this Agreement shall be made in the Company's share ledger to disclose that the shareholders have concluded this Agreement which imposes certain restrictions on the shareholders' rights in the Company including provisions on pre-emptive rights.

4.8.2 If at any time it is decided to issue share certificates in respect of the shares in the Company, the Parties agree and acknowledge that their share certificates shall be clearly endorsed to disclose the existence of this Agreement which imposes certain restrictions on the shareholders' rights in the Company including provisions on pre-emptive rights.

5.0       Listing of the Company
---       ----------------------

5.1       *****.

5.2 This Agreement is automatically terminated upon the initial public offering of the Company's shares and the listing of such shares on a stock exchange, and each Shareholder's shares shall be automatically converted into the class of shares being offered to the public and each Shareholder shall be deemed to own the class of shares which is being offered to the public in the same proportion as the share capital they owned immediately prior to such conversion.

5.0       Management of the Company
---       -------------------------

5.1       General Meetings

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6.1.1 The general meeting of the Shareholders of the Company is the highest authority of the Company. The annual general meeting shall be held not later than 5 months after the end of each financial year of the Company.

6.1.2 The chairman of the board of directors shall at the request of Shareholder(s) holding at least ***** percent of the issued share capital of the Company within 7 days of the request call an extraordinary general meeting to be convened for the business day following as close as practically possible to the expiry of the notice period referred to in clause 6.1.3. The agenda shall include the items proposed by said Shareholder(s).

6.1.3 Notices convening general meetings shall unless otherwise agreed between the Shareholders be sent by telefax and confirmed by simultaneous dispatch by registered airmail to each Shareholder not later than 21 days before the meeting. Such notice shall include the agenda and specify the place and date of the meeting. Unless otherwise agreed among the Parties any meeting shall take place in Copenhagen. Any enclosures to the agenda shall be forwarded to reach the Shareholders at least 10 days before the general meeting. 1.1.1

6.1.4 Notwithstanding any provisions to the contrary in the articles of association of the Company the Parties hereby undertake and warrant to each other that they shall vote or cause to be voted by their shares in such a manner as to give full effect to this Shareholders Agreement and to support the business interests of the Company unless otherwise agreed.

6.1.5 All matters before the general meeting shall be resolved by the affirmative vote of the holders of at least ***** of the share capital unless a higher majority is required under clause 6.1.6 or under the Danish Companies Act.

6.1.6 Each Party hereto agrees not to vote in favour of any resolution relating to any of the following matters unless Shareholders representing ***** of the share capital vote in favour of such resolution:
___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        (a)  increase or decrease of share capital of the Company;

        (b)  capital distributions to the Shareholders;

        (c)  change of articles of association of the Company;

        (d) liquidation of the Company except as required by this Agreement or applicable law; and

        (e)  any of the matters referred to in clause 6.2.4.

6.1.7 The agenda for the annual general meeting shall include inter alia the following items:

        (a) annual report of the board of directors concerning the activities of the past year;

        (b)  adoption of the annual audited financial statements;

        (c) appointment or removal of directors of the board, if and when applicable law requires such appointment or removal; (1)

        (d)  appointment of auditors and fixing of their remuneration; and

        (e)  declaration of dividend.

6.1.8 A shareholder has the right to be represented at the general meeting by a proxy who does not need to be a shareholder of the Company.

        A shareholder or a proxy for a shareholder may be accompanied by one advisor who may speak at the general meeting on behalf of the shareholder.

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6.2       Board of Directors

6.2.1     *****.

6.2.2 The board of directors shall appoint the chairman from among themselves and the chairman will be elected at the first board meeting after the general meeting. The chairman will be elected for a period of one year. Regardless of who is acting as chairman, each director shall have only one vote and none of the votes shall be a casting vote. *****.

6.2.3 Except as set forth below in 6.2.4. all decisions of the board are taken by a majority of the members of the board present or duly represented. However, a resolution in writing signed by all the directors for the time being entitled to receive notice of a meeting of the board shall be as valid and effectual as if it had been passed at a meeting of the board duly convened and held.

6.2.4 Resolutions concerning the following matters which must be referred to the board for decision require unanimous approval by the board:

          (a) to authorize the acquisition by purchase, lease or otherwise, of properties or other assets necessary or appropriate to the conduct of the Company's business when the cost per acquisition exceeds *****; (1)

          (b) to authorize the sale, lease, exchange or other disposition of properties or other assets of the Company when the amount involved exceeds *****;

          (c) to authorize the creation of mortgages, charges, liens, or any other encumbrances on the Company's properties;

          (d) to approve the appointment of the management and the employment policy of the Company;

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(e) to authorise the obtaining of loans for the Company which in the aggregate exceeds ***** in any financial year;

(f) to authorize the granting of credit or making of loans by the Company which amount in the aggregate exceeds ***** in any financial year;

(g)  to authorize any unbudgeted expenditure in excess of *****;

(h) to enter into or change or terminate any agreement with a shareholder, or persons or organisations related to the shareholders of the Company;

(i) the entering into of contracts outside the ordinary course of business or contracts on unusual terms within the ordinary course of business including but not limited to significant expansion or reduction of the activities of the Company;

(j) the giving of guarantees or indemnities other than for the Company's own obligations;

(k) the instituting and settlement of legal proceedings;

(l) the approval of an annual business plan and budget for the Company;

(m) any investment in or acquisition of or merger with another company or other legal entity; (1)

(n) such other decisions as are mutually and unanimously agreed by the Parties;

(o) proposed changes in share capital; and

(p) proposed transfer of shares (in companies other than the Company itself);


___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6.2.5   Board meetings shall be held at places to be decided by *****.

6.2.6   Board meetings shall be called by the chairman with not less than four
        (4) weeks' notice unless otherwise mutually agreed upon. The chairman shall call a board meeting within two (2) days after having been requested to do so. These meetings shall be convened for a business day as closely as possible following the expiry of the aforesaid notice if so required by two (2) members of the board of directors.

6.2.7 Board meetings shall be called by telefax and confirmed by simultaneous dispatch by registered airmail. The call notice shall include the agenda and specify place and date of the meeting. Any enclosures to the agenda shall be forwarded with a confirming letter.

6.2.8 The Company shall pay the directors' reasonable travel, lodging and related expenses in connection with board meetings and general meetings but directors are not otherwise entitled to directors' fees. The general meeting may however unanimously decide that the Company shall pay a reasonable directors' fee, such decision to be valid for one year at a time.

6.2.9 The board of directors shall be able to transact business at any directors' meeting only if all ***** directors are present either in person or by telephone conference call.

6.2.10 The board of directors may unanimously agree to conduct a board meeting by a conference call, in which case minutes of the board meeting shall be circulated among the directors for their signature. The signature by each director of the minutes of the meeting shall serve as evidence to the director's approval of the business transacted at the board meeting. 1.1.1


        A member of the board of directors may attend a board meeting by a conference call even though the other directors are physically present at the meeting. The signature by the director of the minutes of the meeting shall serve as evidence to the director's approval of the business transacted at the board meeting.

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6.2.11 Minutes of each board meeting shall be circulated among the directors for their signature. The signature by each director of the minutes shall serve as evidence to the director's approval of the business transacted at the board meeting.

6.2.12 *****. Notifications thereof shall be made by registered mail to the chairman of the board of the Company. If required by the Danish Companies Act, the chairman shall, without delay, call an extraordinary meeting to effect the replacement.


6.3     The Management

6.3.1 Unless otherwise agreed, the Company shall have only one chief executive officer (in Danish: "Adm.direcktor") to execute the decisions of the board and to manage the daily operations and affairs of the Company.

6.3.2 The chief executive officer shall be appointed unanimously by the board of directors.

         *****.

6.4     Other Employees

6.4.1 All and any officer of the Company shall be appointed unanimously by the board of directors.

6.4.2   *****.

7.0     Audit
        -----

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***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

7.1 Upon signing of this Agreement the Parties have agreed to appoint Delloitte & Touche as the sole auditors of the Company. Change of auditors requires approval at a general meeting by a majority of shareholders representing ***** of the share capital.


8.0     Financial Year and Reporting

8.1 The financial year of the Company shall be a period of 12 calendar months ending on the last day of each calendar year.

8.2 The accounts of the Company shall be drawn up in accordance with generally accepted Danish and International accounting principles consistently applied.

8.3 The Parties shall cause the Company to distribute monthly progress reports to the directors specifying costs incurred compared with the budget, cash flow statements, and balance sheets as well as general information on all matters influencing the progress of the project. Such progress report shall be distributed to each of the directors not later than 1 month after the end of the month to which the report relates.

8.4 Annual financial statements and annual reports shall be prepared by the chief executive officer. They shall be approved by the Company's auditors and forwarded to the directors by the chief executive officer not later than fourteen (14) days prior to the annual general meeting at which the annual financial statements and reports are to be approved, cf. clause 6.1.1.

        The annual financial statements shall include a profit and loss account, and a balance sheet.


8.5 Not later than 3 months before the end of each financial year a budget containing profit and loss accounts, cash flow and balance sheet projections for the subsequent financial year shall be prepared by the chief executive officer and forwarded to each of the directors. The board of directors shall

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        consider and approve the budget and the chairman shall for that purpose convene a meeting of the board to be held before the beginning of each such subsequent financial year.


9.0     Dividend
        --------

9.1 Unless otherwise agreed between ***** of the Shareholders, no profits of the Company shall be distributed to the Shareholders as dividend, such distribution to be subject to the availability of distributable profits.


10.0    Confidentiality
        ---------------

10.1 The Parties recognise that during their common shareholding in the Company they will acquire information

         (i)  which one of the Parties considers as confidential;

        (ii) which one of the Parties has received from a third party and has obliged itself to keep confidential;

       (iii)  which the Company considers as confidential;

        (In this clause collectively referred to as "Confidential Information").

10.2 It is hereby understood and agreed that any Confidential Information revealed or released by any Party shall be held in strict confidence and

        - will not without the prior written consent of the Party in question be revealed or released to any third party; and



        - will not be used for any purpose whatsoever except for the benefit of the purpose of the common shareholding of the Parties in the Company except such information that

         (i) is or becomes available to the public through no breach of this Agreement;

         (ii) is known by the recipient at the time of disclosure by the other Party hereto;

         (iii) is received by the recipient after disclosure by the other Party hereto from a source not a party to this Agreement who is entitled to disclose same;

         (iv)     is required to be disclosed by applicable law.

10.3 The Parties are responsible for actions executed by their employees or associated persons who have access to the Confidential Information disclosed by the other Party.

10.4 The Parties recognise that the License Agreement grants to the Company exclusive rights to certain targets and other intellectual property rights and agree that the provisions of the License Agreement with regard to the rights granted to the Company thereunder are hereby incorporated in this Agreement as if fully set forth herein.

10.5 The contents of this clause 10 (other than the rights granted under the License Agreement) shall survive for ***** years after the termination of this Agreement.


11.0     Non-Performance
----     ---------------

11.1 In the event that a Party (the "Defaulting Party") commits a material breach - which also includes a Party's suspension of payments, liquidation, bankruptcy, application for a compulsory composition of debts, or moratorium - of the provisions of this Agreement or any other agreement relating to the operation of the Company (in the case of any other agreement providing such agreement is material


___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         to the operations of the Company) which is incapable of being remedied or which being capable of being remedied is not remedied within 30 days of notice from another Party specifying the breach and requiring its remedy, then the other Party (hereinafter referred to as the "Complainant" or "Complainants" as the case may be) shall be entitled to compensation for all damages arising from the breach, if necessary by instituting arbitration proceedings according to clause 17.


12.0     Voting at General Meetings - Right of Parties
----     ---------------------------------------------

12.1 The Parties undertake to cause their duly appointed representatives and directors to vote at general meetings and meetings of the board of directors of the Company in accordance with the terms of this Agreement in the case of the directors subject to applicable legal duties under the laws of the Kingdom of Denmark.

12.2 Each of Medarex and BankInvest shall through its duly appointed representative have the right upon the giving of notice at least 3 days in advance to the chief executive officer with a copy to the chairman of the board of directors to inspect at normal business times the books, records and documents of the Company and obtain copies of or make extracts from such books and records provided such representatives agree to be bound by the duty of confidentiality set forth in clause 10.


13.0     Priority of Agreement
----     ---------------------

13.1 In the event of any conflict or inconsistency between the provisions of this Shareholders Agreement and the articles of association of the Company, the terms of this Shareholders Agreement shall prevail in all matters among the Parties. The Parties will collaborate in causing the Company to amend its articles of association to remove any conflict or inconsistency between the articles of association and the Shareholders Agreement.



___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

14.0    General Provisions
----    ------------------

14.1 If any of the provisions of this Agreement is found to be inconsistent with, or void under applicable law, the validity of the remaining provisions shall not thereby be affected. In such case, the Parties shall agree to replace the ineffective provision by a new one of basically the same contents which shall be legally valid, binding and enforceable.

14.2 No modification, amendment to or cancellation of this Agreement shall be valid unless the same is in writing and signed by the parties hereto; provided, however, that the shareholders owning at least ***** of the share capital may effect any such modification, amendment, waiver or cancellation on behalf of all shareholders.

14.3 The Parties declare that they have not and shall not conclude any contracts or agreements which are inconsistent with the provisions of this Agreement.

14.4 Unless agreed to by ***** of the shareholders, each document, certificate, statement, report, accounts, agenda, minutes and other written material referred to in this Agreement shall be in the English language or be accompanied by an English translation thereof.

14.5 Except as specifically provided otherwise in this Agreement, no Party shall be deemed the legal representative or agent of another Party nor shall a Party have the right or authority to assume, create, or incur any liability or any obligation of any kind, expressed or implied, against or in the name or on behalf of another Party, nor shall this agreement be construed as having created a general or limited partnership among the Parties unless in each instance the other Parties shall have first consented thereto in writing.


15.0    Notices
----    -------


___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

15.1 All notices to be given by a Party to another in connection with this Agreement, shall be given in writing in English and shall be sufficient in all respects if given personally by hand or sent by telefax confirmed by registered airmail, postage prepaid, addressed as follows:

        To Medarex:
        Medarex Inc.
        1545 Route 22 East
        P.O. Box 953
        Annandale
        NJ 08801-0953
        USA
        Att.: The President
        (Tel:   00 1 908 713 6001)
        (Fax:  00 1 908 713 6002)


        To GenPharm:
        GenPharm International, Inc.
        2350 Qume Drive
        San Jose
        CA  95131
        USA
        Att: President
        (Tel:   00 1 408 526 1290)
        (Fax:  00 1 408 955 9002)


        To BankInvest:

        Bankforeningernes Erhvervsudviklingsforening BankInvest
        Biomedicinsk Udvikling
        33 Toldbodgade
        DK-1022 Copenhagen K
        Denmark
        Att.: The General Manager
        (Tel:   011 45 77 30 9000)
        (Fax:  011 45 77 30 9182)

*****

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        or to such other address as the Party to receive such notice shall designate by written notice to the other Parties. Any notice sent otherwise shall be considered null and void. The effective date of any notice shall be the date on which it is actually received by the addressee except if sent by telex or telefax in which case it shall be effective upon the date which such telex or telefax is indicated as having been received by the receiving Party.


16.0    Duration
----    --------

16.1 This Agreement comes into force on the date upon which it has been signed by the Parties and shall remain in force and be binding upon the Parties as long as they are shareholders in the Company.

16.2 In case a Party no longer wishes to participate in the Company then, unless otherwise agreed upon, the only way to terminate the participation in the Company is to sell the shares according to clause 4.


17.0    Governing Law and Arbitration.
----    ------------------------------

17.1 This Agreement shall be governed by and construed in accordance with the laws of the Kingdom of Denmark.

17.2 All disputes arising in connection with this Agreement shall be settled finally under the rules of The Danish Institute of Arbitration (Copenhagen Arbitration) by arbitrators appointed in accordance with said rules. The place of arbitration shall be Copenhagen. The cost of the arbitration, including administrative and arbitrators' fees and costs of attorneys' fees, shall be shared according to the decision of the Arbitration Court. Judgement on an award rendered by an arbitrator of arbitrators may be entered in any court having jurisdiction thereof.

17.3 The Parties shall undertake to do their utmost with a view to enabling the arbitration court to make a decision if at all reasonably possible within 3 months from the date of its first sitting.



18.0    Force Majeure
----    -------------

18.1 No liability under the Agreement will result to a Party from delay in performance caused by an event of "Force majeure", that is, circumstances beyond the reasonable control of the Party affected thereby, including without limitation, Acts of God, fire, war, government regulation or labour unrest. A Party whose performance of obligations has been delayed by an event of "Force majeure" (the Affected Party) will immediately notify the other Parties and will use its best efforts to overcome the effect of the event of "Force majeure" as soon as possible. The Affected Party will, to the extent that is reasonable under the circumstances, be relieved of its obligations under the Agreement for so long as the event of "Force majeure" is in effect."

                IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

For and on behalf of Medarex Inc.         For and on behalf of Bankforeningernes
                                          Erhvervsudviklingsforening BankInvest
                                          Biomedicinsk Udvikling


/s/ Michael A. Appelbaum                  [illegible]
-------------------------------           -------------------------------------
Name: Michael A. Appelbaum
Title: Executive Vice President

For and on behalf of                      *****
GenPharm International, Inc.              *****

/s/ Michael A. Appelbaum                  *****
-------------------------------
Name: Michael A. Appelbaum                *****
Title: President and Chief Officer

*****

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.